                                                                      EXHIBIT 24



                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS THAT I, Philip F. Anschutz, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 12,000,000 shares of Common Stock of the Corporation for use in connection with the UP Shares Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 22, 2001.


                                       /s/ Philip F. Anschutz
                                       --------------------------
                                       Philip F. Anschutz

                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS THAT I, Robert P. Bauman, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 12,000,000 shares of Common Stock of the Corporation for use in connection with the UP Shares Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 22, 2001.


                                           /s/ Robert P. Bauman
                                           --------------------------
                                           Robert P. Bauman

                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS THAT I, E. Virgil Conway, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 12,000,000 shares of Common Stock of the Corporation for use in connection with the UP Shares Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 22, 2001.


                                        /s/ E. Virgil Conway
                                        --------------------------
                                        E. Virgil Conway

                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS THAT I, Archie W. Dunham, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 12,000,000 shares of Common Stock of the Corporation for use in connection with the UP Shares Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 22, 2001.


                                            /s/ Archie W. Dunham
                                            --------------------------
                                            Archie W. Dunham

                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS THAT I, Thomas J. Donohue, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 12,000,000 shares of Common Stock of the Corporation for use in connection with the UP Shares Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 22, 2001.


                                              /s/ Thomas J. Donohue
                                              --------------------------
                                                  Thomas J. Donohue

                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS THAT I, Spencer F. Eccles, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 12,000,000 shares of Common Stock of the Corporation for use in connection with the UP Shares Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 22, 2001.


                                                /s/ Spencer F. Eccles
                                                --------------------------
                                                Spencer F. Eccles

                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS THAT I, Ivor J. Evans, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 12,000,000 shares of Common Stock of the Corporation for use in connection with the UP Shares Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 22, 2001.


                                              /s/ Ivor J. Evans
                                              ------------------
                                              Ivor J. Evans

                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS THAT I, Elbridge T. Gerry, Jr., a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 12,000,000 shares of Common Stock of the Corporation for use in connection with the UP Shares Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 22, 2001.


                                               /s/ Elbridge T. Gerry, Jr.
                                               --------------------------
                                               Elbridge T. Gerry, Jr.

                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS THAT I, Judith Richards Hope, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 12,000,000 shares of Common Stock of the Corporation for use in connection with the UP Shares Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 22, 2001.


                                        /s/ Judith Richards Hope
                                        ------------------------
                                        Judith Richards Hope

                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS THAT I, Richard J. Mahoney, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 12,000,000 shares of Common Stock of the Corporation for use in connection with the UP Shares Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 22, 2001.

                                              /s/ Richard J. Mahoney
                                              ----------------------
                                              Richard J. Mahoney

                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS THAT I, Steven R. Rogel, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 12,000,000 shares of Common Stock of the Corporation for use in connection with the UP Shares Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 22, 2001.

                                             /s/ Steven R. Rogel
                                             -------------------
                                             Steven R. Rogel

                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS THAT I, Richard D. Simmons, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 12,000,000 shares of Common Stock of the Corporation for use in connection with the UP Shares Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 22, 2001.


                                              /s/ Richard D. Simmons
                                              ----------------------
                                              Richard D. Simmons